SECURITIES AND EXCHANGE COMMISSION


        Washington, D.C. 20549


        FORM 8-K


        CURRENT REPORT


        Pursuant to Section 13 and 15(d) of the
        Securities and Exchange Act of 1934


        Date of Report (date of earliest event reported) January 23, 1997



        JJFN SERVICES, Inc.

        (Exact name of Registrant as specified in Charter)


Delaware                                   0-28168         11-3289981

(State or other jurisdiction            (Commission      (IRS Employer
        of incorporation)                       File Number)    Identification
                                                                    Number)


2500 Military Trail North, Suite 220, Boca Raton, Florida 33431
(Address of principal executive office)                      (Zip Code)




Registrant's telephone number, including area code: 407-995-0043.

Item 2.  Acquisition or Disposition of Assets.


On January 8, 1997 the Company entered into an Agreement to sell all of the outstanding shares of its' subsidiary Iron Eagle Contracting and Mechanical, Inc. to former management effective as of October 1, 1996.

Under the terms of the sale, the Company sold the Common Stock of the divested segment to the management of IECM, for $1,312,500. The Company received a promissory note for the $1,312,500 payable over a term of five years. Interest on the note is at the prime rate (as announced from time to time by the Chase Manhattan Bank, N.A.) plus 100 basis points. Interest will be paid monthly with the first payment due on August 10, 1997 and the last payment due on January 10, 2002 when the principal amount of the note is due in fully. Interest from the closing date through July 10, 1997 will be accrued and payable in six equal installments commencing August 10, 1997. The agreements provide for payment acceleration under certain specified events.

Item 7. Financial Statements and Exhibits

        Item B.  Exhibits

        Stock Pledge, Assignment and Security Agreement between
        Anthony Gurino, Dennis Sommesso and JJFN Holdings, Inc.

        Stock Pledge, Assignment and Security Agreement between
        Iron Holdings Corp. and JJFN Holdings, Inc.

        Indemnity Agreement between Anthony Gurino, Dennis Sommesso and JJFN Holdings, Inc.

        Promissory Note between Iron Holdings, Corp. and JJFN
        Holdings, Inc.

        Agreement to Purchase Shares of Iron Eagle Contracting &
        Mechanical, Inc. between Iron Holding Corp. and JJFN
        Holdings, Inc.





        SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                                        JJFN Services, Inc.
                                                                (Registrant)

                                                        By /s/
                                                              _________________
                                                               John Kushay
                                                                (Signature)
                                                     Chief Financial Officer
                                                              Treasurer




Dated:  January 23, 1997







STOCK PLEDGE. ASSIGNMENT AND SECURITY AGREEMENT

THIS STOCK PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT ("Pledge Agreement"), dated as of January 8, 1997 is made by ANTHONY GURINO, with an office at 88-09 103rd Avenue, Ozone Park New York 11417 and DENNIS SOMMESSO, with an office at 88-09 103rd Avenue, Ozone Park New York 11417 (hereafter, together with its successors and assigns, (the "Pledgors") in favor of JJFN Holdings, Inc., a Delaware Corporation with its principal place of business at 2500 Military Trail, Boca Raton, Florida 33431, (hereafter, together with its successors and assigns, (the "Pledgee").

WHEREAS, pursuant to that certain Limited Guaranty by and between Pledgors and Pledgee dated the 8th day of January, 1997, Pledgors have has given to Pledgee a certain Promissory Note (The "Note") dated the date hereof in the principal amount of One Million Three Hundred Twelve Thousand Five Hundred ($1,312,500) Dollars. WHEREAS, a condition precedent and material inducement to Pledgee accepting the
Note is the execution of the Limited Guaranty and the pledge and assignment of the Stock by Pledgors to Pledgee as collateral security therefore.

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Pledge. As collateral security for the due and punctual payment of all principal and interest due under the Note (hereafter referred to as the "Obligations"), Pledgors hereby collaterally assigns, transfers, sets over and delivers to Pledgee and hereby grants to the Pledgee a continuing first interest in, and to 150,000 shares of Iron Holdings Corp. ( the "Stock"), including, without limitation, all rights of Pledgors to receive distributions, revenues, issues, profits or other properties, monies or claims of any kind or nature at any time distributable to or payable to Pledgors in respect of the Stock together with the proceeds of any of the foregoing (collectively, the "Pledged Collateral"). Concurrently with the execution and delivery of this Pledge Agreement, Pledgors are duly delivering to the firm of Samuel G. Weiss, Esq. (the "Escrow Agent") the following documents (the "Escrowed Documents"), each of which shall be held by Escrow Agent pursuant to the terms of this Agreement and shall constitute a part of the Pledged Collateral: (I) the original stock certificates representing the Stock together with stock powers for each certificate, endorsed in blank and irrevocable proxies endorsed in blank relating thereto; and (ii) stock transfer certificates or forms duly executed in blank.

2. Representations.

2.1 Pledgors are residents of the State of New York; and have the power to execute, deliver and perform its obligations under this Pledge Agreement.

2.2 Intentionally Omitted.

2.3 Except for the security interest granted to the Pledgee pursuant to this Pledge Agreement, Pledgors are the sole beneficial and record owner of the Pledged Collateral, having good and valid title thereto, free and clear of any and all liens, claims, encumbrances, security interest, attachments, charges or rights of others.

2.4 The security interest granted to the Pledgee pursuant to this Pledge Agreement constitutes and creates a valid first lien and security interest on, in and to the Pledged Collateral in favor of the Pledgee, which lien shall be perfected upon the delivery of the Stock to the Escrow Agent and shall be deemed to be a security interest under the Uniform Commercial Code in effect under the laws of the State of New York.

2.5 The Pledge Agreement, when executed and delivered, will be a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, moratorium or similar laws now or hereafter in effect affecting creditor's rights generally, or by the application of general principles of equity.

2.6 The Pledgors are in compliance with all laws, ordinances, rules and regulations and all other legal requirements, the violation of which would have a material adverse effect on the financial condition of the Pledgor.

3. Certain Covenants of the Pledgor. From the date hereof until payment in full of all Obligations, the Pledgor shall:

3.1 Not, without the prior written consent of the Pledgee, sell, assign, transfer, pledge or otherwise encumber in any manner the Pledged Collateral.

3.2 At any time and from time to time, upon the reasonable request of the Pledgee, the Pledgors will promptly execute and deliver any and all such further instruments and documents, and will take such further action as may reasonably be deemed necessary to obtain, maintain and perfect the security interest granted herein. In connection herewith, the Pledgee is hereby irrevocably authorized and empowered as the Pledgors' attorney-in-fact, at its option (but without any obligation of the Pledgee to do so) to make all other filings (including the filing of financing and continuation statements, amendments thereto and other appropriate documents) and to give respect to the Pledged Collateral. The Pledgors agree that the foregoing power constitutes a power coupled with interest which shall survive until all of the Obligations are paid or performed in full.

3.3 The Pledgors will not sign or file or authorize the signing or filing of any document or instrument creating or perfecting any security interest, lien or other encumbrance in all or any part of the Pledged Collateral, except in favor of the Pledgee as required hereby until the Obligations have been irrevocably paid and performed in full.

3.4 Subject to the terms of this Pledge Agreement, any addition to, accumulations of, substitutions for, and proceeds of the Pledged Collateral in any form whatsoever which shall come into the possession of the Pledgers shall be held in trust for the Pledgee, and, upon receipt thereof, shall be promptly delivered to the Escrow Agent in the form received, together with such stock powers, certificates, financing statements or other documents as the Pledgee shall reasonably request in connection therewith.

4. Remedies.

4.1 Upon the maturity of the Obligations (whether by acceleration or otherwise) and the failure by Pledgee to satisfy the Obligations, the Pledgee may take any or all of the following actions:

4.1. 1 Prohibit the Pledgors from taking any action otherwise permitted hereunder;

4.1.2 receive and retain all distributions and all other payments of any kind upon any and all of the Pledged Collateral;

4.1.3 exercise any rights of voting, consent or management under the Pledged Collateral, in its own name or in the name of a designee, to the same extent as if the Pledgee or its designee were the outright owner of the Pledged Collateral, or cause the Pledged Collateral to be transferred to its own name or that of its designee;

4.1.4 take any action with respect to the foreclosure, sale, assignment and transfer of the whole of, or from time to time any part of, the Pledged Collateral, including, without limitation, to sell, assign and transfer the whole or, from time to time any part of, the Pledged Collateral at any private sale, or at public auction, after advertisement of the time and place of sale as required by law and after at least ten (10) days prior written notice to Pledgor, for cash, for credit or for other property, for immediate or future transfer, and for such price or prices as the Pledgee shall determine to be commercially reasonable, and the Pledgee may bid for and purchase the whole or any part of the Pledged Collateral at (i) any private sale if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is subject to a widely standard price quotation, or (ii) any public sale; adjourn any such sale or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale; and carry out any agreement to sell any item or items of Pledged Collateral in accordance with the terms of such agreement.

4.2 Notwithstanding any other provisions of this Pledge Agreement to the contrary, the Pledgee shall apply the cash proceeds received from any sale or other disposition of the Pledged Collateral or from any other source contemplated by this Agreement, together with any other monies at the time held by the Pledgee under any of the provisions of this Pledge Agreement, to the payment of the Obligations. The balance, if any, of such proceeds shall be paid to the Pledgor, or as a court of competent jurisdiction may direct.

4.3 As used in this Pledge Agreement, the term "business day" means any day of the year other than a Saturday, a Sunday or a day on which commercial banks in New York are not required or authorized to close.

4.4 Upon the completion of any sale or other disposition of all or any part of the Pledged Collateral under this Section 4, full title and right of possession to such Pledged Collateral shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so reasonably requested by the Pledgee or by any purchaser, the Pledgor shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be reasonable designated in any such request. Every such sale or other disposition shall operate to divest all rights, title, interests, claims and demands whatsoever of the Pledgors of, in and to the Pledged Collateral so sold or disposed of and shall be a perpetual bar, both at law and in equity, against the Pledgor, all persons claiming the Pledged Collateral sold or disposed of, or any parts thereof, through the Pledgors and their successors and assigns.

5. Termination. This Pledge Agreement shall terminate upon the earlier to occur of(I) the satisfaction of the Obligations, or (ii) upon Pledgee's completion of the exercise of its remedies hereunder. In the event of the occurrence of the matters described in subclause 5(I) or 5(ii) above,, the Escrow Agent is hereby authorized to release the Escrowed Documents to Pledgors, together with any other of the Pledged Collateral that may be delivered to Escrow Agent, without further instruction or authorization and Pledgee shall execute and deliver such appropriate instruments of reassignment and/or release as may be reasonably requested by Pledgor or Escrow Agent. Pledgee shall pay any and all costs, expenses or losses that may be incurred by Pledgors in the event Pledgee fails to execute and deliver such instruments as may be necessary to reassign and/or release the Pledged Collateral upon Pledgors' satisfaction of the Obligations.

6. Voting and Other Rights. Until the maturity of the Obligations (whether by acceleration or otherwise) and the failure by Pledgors to satisfy the Obligations, the Pledgor shall be entitled to (I) vote the Stock (ii) give consents, waivers and ratifications in respect of such Stock, and (iii) receive any and all distributions, dividends, issued profits or other monies in respect of the Stock.

7. Covenants of Pledgee. So long as Pledgors are not in default under the terms of this Agreement, in the event that Pledgors at any time during the term hereof elects to pursue an initial or subsequent public offering of its securities, Pledgee hereby agrees to release and discharge the security interest in the Stock granted pursuant to the terms hereof to the extent necessary to facilitate said offering. The release and discharge shall be effected at such time and in such manner that is necessary or desirable to effect an orderly and advantageous offering. At the time of the offering, Pledgee shall receive a mandatory prepayment of the Obligations in accordance with the terms and conditions of the Note. Pledgee agrees to timely execute and deliver such appropriate instruments of reassignment and/or release as may be reasonably requested by Pledgors, its counsel and/or the Escrow Agent.

8. Escrow Agent.

8.1 Duties. The Escrow Agent shall hold the Escrowed Documents at its offices and shall deliver same to the party entitled thereto as provided in this Agreement. Escrow Agent is acting only as a stakeholder with purely ministerial duties which duties are only those that are herein specifically provided. This Agreement sets forth all the obligations of Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder and no additional obligations of Escrow agent shall be implied from the terms of this Agreement or any other Agreement. Escrow Agent shall incur no liability in connection with the discharge of its obligations under this Agreement or otherwise in connection therewith, except such liability as may arise from the gross negligence or willful misconduct of Escrow Agent. Escrow Agent shall have no tax or other reporting duties with respect to the Escrow Documents or any of the Pledged Collateral that may be delivered to the Escrow Agent, such duties being the responsibility of the party or parties which receive, or have the right to receive, the same.

8.2 Rights. Escrow Agent shall be entitled to rely upon, and shall be fully protected form all liability, loss, cost, damage or expense in acting or omitting to act pursuant to, any instruction, order, judgment, certification, affidavit, demand, notice, opinion, instrument or other writing delivered to it, which the Escrow Agent in good faith believes to be genuine, without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document. Escrow Agent may consult with counsel of its choice (including any member of its firm) and shall not be liable for any action taken or omitted to be taken by Escrow Agent in good faith in accordance with the advice of such counsel. Escrow Agent or any member of its firm shall have the right to act as counsel to Pledgers in any dispute between the parties hereto with respect to any escrowed funds or other dispute between the parties whether or not Escrow Agent remains in possession of the Escrowed Documents and continues to act as Escrowee.

8.3 Disputes. If any dispute arises as to whether Escrow Agent is obligated to deliver escrowed documents or funds or as to whom any escrowed documents or funds are to be delivered, Escrow Agent shall not be required to make any delivery, but in such event Escrow Agent may hold such documents or funds until receipt by Escrow Agent of instructions in writing, signed by all parties which have, or claim to have, an interest therein, directing the disposition of such documents or funds or in the absence of such authorization, Escrow Agent may hold such documents or funds until receipt of a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of such funds. Escrow Agent may require, as a condition to the disposition of such documents or funds, pursuant to written instructions, an indemnification in form and substance satisfactory to Escrow Agent, from each party providing such instructions. If such indemnification is not provided, or if the Escrow Agent is uncertain as to which party or parties are entitled to the documents and/or funds, Escrow Agent may either (I) hold the escrowed documents or funds until receipt of (x) such written instructions and indemnification, or (y) a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of same, or (ii) deposit the documents or funds in the registry of a court of competent jurisdiction; provided, however, that notwithstanding the foregoing, Escrow Agent may, but shall not be required to, institute legal proceedings of any kind.

8.4 Indemnification. Pledgors and Pledgee each agree to reimburse Escrow Agent on demand for, and to indemnify and hold Escrow Agent harmless against and with respect to, one half of any and all loss, cost, claim, liability, damage or expense of whatever kind or nature (including, without limitation, attorney's fees and costs) that Escrow Agent may suffer or incur in connection with the entering into of this Agreement and performance of its obligations under this Agreement or otherwise in connection therewith, except to the extent such loss, cost, claim, liability, damage or expense arises from the gross negligence or will full misconduct of Escrow Agent.

8.5 Resignation. Escrow Agent and any successor escrow agent may at any time resigns such by delivering the documents and funds held by it to either (I) any successor escrow agent designated by all the parties hereto (other than Escrow Agent) in writing, or (ii) any court having competent jurisdiction. Upon its resignation and delivery of the funds as provided in this paragraph, Escrow Agent shall be discharged of, and from, any and all further obligations arising in connection with the escrow contemplated by this Agreement.

8.6 Modification. Escrow Agent shall not be bound by any modification, cancellation, or rescission of this Agreement unless in writing and signed by Escrow Agent.

9. Miscellaneous.

9.1 Waiver: Amendments. No failure on the part of Pledgee to exercise, and no delay in the exercise of any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder preclude other or further exercise of the same, or the exercise of any other right, power, or remedy provided for herein. No amendment, modification, or waiver of, or consent with respect to any departure from, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Pledgee and the Pledgors, and then any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which the same shall have been given.

9.2 Modifications. Neither this Pledge Agreement nor any provision hereof may be changed, modified, amended, waived, discharged, abandoned or terminated except by an instrument in writing signed by the party against whom enforcement of the change, modification, amendment, waiver, discharge, abandonment or termination is sought.

9.3 Notices. All notices, requests, demands and other communications under this Pledge Agreement shall be in writing and shall be deemed to have been given if personally delivered, delivered by commercial delivery service, or mailed by registered or certified mail, postage prepaid, return receipt requested, as elected by the party providing such notice, addressed as follows:

If to Pledgor:

Iron Holdings Corp.
88-09 103rd Avenue
Ozone Park, New York 11417
Attn: Anthony Gurino

With a copy to:

Richard Anslow, Esq.
4255 Route 9 - Suite D
Freehold, New Jersey 07728

If to Pledgee

JJFN Holdings, Inc.
2500 Military Trial, Suite 220
Boca Raton, Florida 33431

With a copy to:

Samuel G. Weiss, Esq.
30 Main Street
Port Washington, New York 11050






If to Escrow Agent:

Samuel G. Weiss, Esq. 30 Main Street Port Washington, New York 11050

Notices shall be deemed to have been given upon delivery, or, in the case of certified or registered mail, on the third business day after the date of mailing. Any party hereto may change its address for purposes hereof by written notice to the other parties in the manner provided herein.

9.4 Entire Agreement. This Pledge Agreement, the Note and the Limited Guaranty constitute the entire agreement between the Pledgors and the Pledgee with respect to the subject matter hereof, and all prior discussions, understandings, arrangements and agreements relating thereto are merged herein.

9.5 Captions. Section captions used in this Pledge Agreement are for the convenience of the parties only, and shall not be deemed to in any way affect or limit the meaning or construction of any of the provisions hereof

9.6 Governing Law: Venue.

9.6.1 This Pledge Agreement shall be a contract made under and governed by the Laws of the State of New York, without regard to conflict of laws principles.

9.6.2 If any legal proceeding or other legal action arising out of or relating to this Pledge Agreement is commenced, the venue therefore shall be in New York New York. The parties agree that New York New York shall be deemed to be a convenient forum, and that no legal action or proceeding relating to this Pledge Agreement shall be initiated in any other forum. The parties hereby expressly and irrevocably consent and submit to the jurisdiction of the United States District Court for the Southern District of New York and the courts of record of New York New York in connection with any such legal action or other legal proceeding.

9.7 Successors and Assigns. This Pledge Agreement shall bind and inure to the benefit of the Pledgors and Pledgee and their respective heirs, personal representatives, successors, transferees and assigns; provided, however, that Pledgors and Pledgee shall have no right to transfer or assign any of its rights and obligations under this Pledge Agreement unless expressly agreed in writing by the other, at its sole discretion.

9.8 Non-Recourse. Notwithstanding any other provision in this Pledge Agreement to the contrary, the obligation of the Pledgors to pay the indebtedness evidenced and secured hereby shall not be enforced by any action or proceeding wherein or whereby damages or any money judgment (including any deficiency judgment) shall be sought against the Pledgors and/or any of its officers, directors, shareholders, employees, agents or representatives each a "Party'' and collectively the "Parties"). It being expressly understood and agreed by the Pledgee that its sole and exclusive remedy for the default of Pledgors in the payment of the amounts due hereunder or otherwise shall be to effect the remedies provided under this Pledge Agreement. Notwithstanding the foregoing, but only to the extent procedurally required to effect the remedies provided under this Pledge Agreement, a Party may be made a defendant in an action solely to enforce such remedies against the encumbered property and any judgment in such action shall be enforceable against such Party only to the extent of the respective interest of such Party in the encumbered property.

9.9 Modification of Loan Documents. It is expressly understood and agreed that this Pledge Agreement shall remain and continue in full force and effect notwithstanding any modification, amendment, extension, renewal or replacement of the Note.

9.10 Time of Essence. Time is of the essence under this Pledge
Agreement.

9.11 Counterparts: Effectiveness. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original but all when taken together, shall constitute but one and the same agreement.

9.12 Limited Remedies. It is expressly understood and agreed by Pledgee that the limited rights and remedies contained in this Pledge Agreement are the sole rights and remedies available for a default by Pledgors under the Note and are exclusive to all other rights and remedies that may be otherwise available to Pledgors at law, in equity or by statute.

9.13 Other Provisions. This Agreement is the Stock Pledge, Assignment and Security Agreement issued under and referred to in the Note and the Agreement to Purchase Shares and is subject to the provisions of the Note and the Agreement to Purchase Shares.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Pledge Agreement as of the day Smear first above written.

                PLEDGOR:

                IRON HOLDING CORP.
                a New York Corporation

                By:  Anthony Gurino
                        President

                PLEDGEE

                JJFN HOLDINGS, INC.
                A Delaware Corporation

                By: Susan Schlapkohl
                       President




STATE OF NEW YORK )
SS:
COUNTY OF NASSAU )

On this 8th day of January, 1997, before me personally Anthony Gurino, personally known to me who, being duly sworn, did depose and say that he is the individual described in and who executed the foregoing instrument, and he acknowledged that he executed the same in his authorized capacity as the President of Iron Holdings Corp.

WITNESS my had and official seal.

JOHANNA STANZIALE
Commissioner of Deeds
City of New York No.4-5123
Commission  Expires August 22, 1997


        STATE OF FLORIDA        )

COUNTY Of PALM BEACH

On this 8th day of January, 1997, before me personally came Susan Schlapkohl, personally known to me who, being duly sworn, did depose and say that she is the President of Iron Holdings Corp., the corporation described in and which executed the foregoing instrument, and he acknowledged that he executed the same in her authorized capacity as the President of Iron Holdings Corp.

WITNESS my hand and official seal.

        Joan Kushay
        Commission#cc603589

        Expires Nov 24, 2000




STOCK PLEDGE. ASSIGNMENT AND SECURITY AGREEMENT

THIS STOCK PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT ("Pledge Agreement"), dated as of January 8, 1997 is made by Iron Holdings Corp., a New York Corporation with its principal place of business at 88-09 103'd Avenue, Ozone Park New York 11417 (hereafter, together with its successors and assigns, (the "Pledgor") in favor of JJFN Holdings, Inc., a Delaware Corporation with its principal place of business at 2500 Military Trail, Boca Raton, Florida 33431, (hereafter, together with its successors and assigns, (the "Pledgee").

WHEREAS, pursuant to that certain Stock Purchase Agreement by and between Pledgor and Pledgee dated the 8th day of January, 1997, Pledgor has given to Pledgee a certain Promissory Note (The "Note") dated the date hereof in the principal amount of One Million Three Hundred Twelve Thousand Five Hundred ($1,312,500) Dollars. WHEREAS, upon consummation of the Stock Purchase Agreement, Pledgor will be the beneficial and record owner of all the issued and outstanding shares of common stock of Iron Eagle Contracting and Mechanical, Inc., a New York Corporation (such shares are hereinafter referred to as the "Stock").

WHEREAS, a condition precedent and material inducement to Pledgee accepting the Note-and consummating the Stock Purchase Agreement is the pledge and assignment of the Stock by Pledgor to Pledgee as collateral security therefore.

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Pledge. As collateral security for the due and punctual payment of all principal and interest due under the Note (hereafter referred to as the "Obligations"), Pledgor hereby collaterally assigns, transfers, sets over and delivers to Pledgee and hereby grants to the Pledgee a continuing first interest in, and to, the Stock including, without limitation, all rights of Pledgor to receive distributions, revenues, issues, profits or other properties, monies or claims of any kind or nature at any time distributable to or payable to Pledgor in respect of the Stock together with the proceeds of any of the foregoing (collectively, the "Pledged Collateral"). Concurrently with the execution and delivery of this Pledge Agreement, Pledgor is duly delivering to the firm of Samuel G. Weiss, Esq. (the "Escrow Agent") the following documents (the "Escrowed Documents"), each of which shall be held by Escrow Agent pursuant to the terms of this Agreement and shall constitute a part of the Pledged Collateral: (I) the original stock certificates representing the Stock together with stock powers for each certificate, endorsed in blank and irrevocable proxies endorsed in blank relating thereto; and (ii) stock transfer certificates or forms duly executed in blank.

2. Representations.

2.1 Pledgor is a corporation duly formed, validly existing and in good standing under the laws of the State of New York; has all requisite power and authority (I) to own its own assets (including the Stock) and to carry on the business in which it is engaged, and (ii) to execute, deliver and perform its obligations under this Pledge Agreement.

2.2 The execution and delivery by the Pledgor of this Pledge Agreement and the performance of Pledgor's obligations hereunder (I) have been duly authorized by all necessary corporate action, (ii) will not violate, contravene or be in conflict with its "Articles of Incorporation" or "By-Laws", (iii) will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice, or the passage of time or both) a default under any agreement or other instrument to which Pledgor is a party or by which Pledgor or any of Pledgor's properties or assets is or may be bound, and (iv) will not result in the creation or imposition of any encumbrance of any nature whatsoever upon any of the Pledgor's properties or assets, except the liens contemplated hereby.

2.3 Except for the security interest granted to the Pledgee pursuant to this Pledge Agreement, Pledgor is the sole beneficial and record owner of the Pledged Collateral, having good and valid title thereto, free and clear of any and all liens, claims, encumbrances, security interest, attachments, charges or rights of others.

2.4 The security interest granted to the Pledgee pursuant to this Pledge Agreement constitutes and creates a valid first lien and security interest on, in and to the Pledged Collateral in favor of the Pledgee, which lien shall be perfected upon the delivery of the Stock to the Escrow Agent and shall be deemed to be a security interest under the Uniform Commercial Code in effect under the laws of the State of New York.

2.5 The Pledge Agreement, when executed and delivered, will be a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, moratorium or similar laws now or hereafter in effect affecting creditor's rights generally, or by the application of general principles of equity.

2.6 The Pledgor is in compliance with all laws, ordinances, rules and regulations and all other legal requirements, the violation of which would have a material adverse effect on the financial condition of the Pledgor.

3. Tin Covenants of the Pledgor. From the date hereof until payment in full of all Obligations, the Pledgor shall:

3.1 Not, without the prior written consent of the Pledgee, sell, assign, transfer, pledge or otherwise encumber in any manner the Pledged Collateral.

3.2 At any time and from time to time, upon the reasonable request of the Pledgee, the Pledgor will promptly execute and deliver any and all such further instruments and documents, and will take such further action as may reasonably be deemed necessary to obtain, maintain and perfect the security interest granted herein. In connection herewith, the Pledgee is hereby irrevocably authorized and empowered as the Pledgor's attorney-in-fact, at its option (but without any obligation of the Pledgee to do so) to make all other filings (including the filing of financing and continuation statements, amendments thereto and other appropriate documents) and to give respect to the Pledged Collateral. The Pledgor agrees that the foregoing power constitutes a power coupled with interest which shall survive until all of the Obligations are paid or [performed in full.

3.3 The Pledgor will not sign or file or authorize the signing or filing of any document or instrument creating or perfecting any security interest, lien or other encumbrance in all or any part of the Pledged Collateral, except in favor of the Pledgee as required hereby until the Obligations have been irrevocably paid and performed in full.

3.4 Subject to the terms of this Pledge Agreement, any addition to, accumulations of, substitutions for, and proceeds of the Pledged Collateral in any form whatsoever which shall come into the possession of the Pledgor shall be held in trust for the Pledgee, and, upon receipt thereof, shall be promptly delivered to the Escrow Agent in the form received, together with such stock powers, certificates, financing statements or other documents as the Pledgee shall reasonably request in connection therewith.

4. Remedies.

4.1 Upon the maturity of the Obligations (whether by acceleration or otherwise) and the failure by Pledgee to satisfy the Obligations, the Pledgee may take any or all of the following actions:

4.1. 1 Prohibit the Pledgor from taking any action otherwise permitted hereunder;

4.1.2 receive and retain all distributions and all other payments of any kind upon any and all of the Pledged Collateral;

4.1.3 exercise any rights of voting, consent or management under the Pledged Collateral, in its own name or in the name of a designee, to the same extent as if the Pledgee or its designee were the outright owner of the Pledged Collateral, or cause the Pledged Collateral to be transferred to its own name or that of its designee;

4.1.4 take any action with respect to the foreclosure, sale, assignment and transfer of the whole of, or from time to time any part of, the Pledged Collateral, including, without limitation, to sell, assign and transfer the whole or, from time to time any part of, the Pledged Collateral at any private sale, or at public auction, after advertisement of the time and place of sale as required by law and after at least ten (10) days prior written notice to Pledgor, for cash, for credit or for other property, for immediate or future transfer, and for such price or prices as the Pledgee shall determine to be commercially reasonable, and the Pledgee may bid for and purchase the whole or any part of the Pledged Collateral at (I) any private sale if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is subject to a widely standard price quotation, or (ii) any public sale; adjourn any such sale or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale; and carry out any agreement to sell any item or items of Pledged Collateral in accordance with the terms of such agreement.

4.2 Notwithstanding any other provisions of this Pledge Agreement to the contrary, the Pledgee shall apply the cash proceeds received from any sale or other disposition of the Pledged Collateral or from any other source contemplated by this Agreement, together with any other monies at the time held by the Pledgee under any of the provisions of this Pledge Agreement, to the payment of the Obligations. The balance, if any, of such proceeds shall be paid to the Pledgor, or as a court of competent jurisdiction may direct.

4.3 As used in this Pledge Agreement, the term "business day" means any day of the year other than a Saturday, a Sunday or a day on which commercial banks in New York are not required or authorized to close.

4.4 Upon the completion of any sale or other disposition of all or any part of the Pledged Collateral under this Section 4, full title and right of possession to such Pledged Collateral shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so reasonably requested by the Pledgee or by any purchaser, the Pledgor shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be reasonable designated in any such request. Every such sale or other disposition shall operate to divest all rights, title, interests, claims and demands whatsoever of the Pledgor of, in and to the Pledged Collateral so sold or disposed of and shall be a perpetual bar, both at law and in equity, against the Pledgor, all persons claiming the Pledged Collateral sold or disposed of, or any parts thereof, through the Pledgor, and its successors and assigns.

5. Terminations This Pledge Agreement shall terminate upon the earlier to occur of (I) the satisfaction of the Obligations, or (ii) upon Pledgee's completion of the exercise of its remedies hereunder. In the event of the occurrence of the matters described in subclause 5(I) or 5(ii) above,, the Escrow Agent is hereby authorized to release the Escrowed Documents to Pledgor, together with any other of the Pledged Collateral that may be delivered to Escrow Agent, without further instruction or authorization and Pledgee shall execute and deliver such appropriate instruments of reassignment and/or release as may be reasonably requested by Pledgor or Escrow Agent. Pledgee shall pay any and all costs, expenses or losses that may be incurred by Pledgor in the event Pledgee fails to execute and deliver such instruments as may be necessary to reassign and/or release the Pledged Collateral upon Pledgor's satisfaction of the Obligations.

6. Voting and Other Rights. Until the maturity of the Obligations (whether by acceleration or otherwise) and the failure by Pledgor to satisfy the Obligations, the Pledgor shall be entitled to (I) vote the Stock, (ii) give consents, waivers and ratifications in respect of such Stock and (iii) receive any and all distributions, dividends, issued profits or other monies in respect of the Stock.

7. Covenants of Pledgee. So long as Pledgor is not in default under the terms of this Agreement, in the event that Pledgor at any time during the term hereof elects to pursue an initial or subsequent public offering of its securities, Pledgee hereby agrees to release and discharge the security interest in the Stock granted pursuant to the terms hereof to the extent necessary to facilitate said offering. The release and discharge shall be effected at such time and in such manner that is necessary or desirable to effect an orderly and advantageous offering. At the time of the offering, Pledgee shall receive a mandatory prepayment of the Obligations in accordance with the terms and conditions of the Note. Pledgee agrees to timely execute and deliver such appropriate instruments of reassignment and/or release as may be reasonably requested by Pledgor, its counsel and/or the Escrow Agent.

8. Escrow Agent.

8.1 Duties. The Escrow Agent shall hold the Escrowed Documents at its offices and shall deliver same to the party entitled thereto as provided in this Agreement. Escrow Agent is acting only as a stakeholder with purely ministerial duties which duties are only those that are herein specifically provided. This Agreement sets forth all the obligations of Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder and no additional obligations of Escrow agent shall be implied from the terms of this Agreement or any other Agreement. Escrow Agent shall incur no liability in connection with the discharge of its obligations under this Agreement or otherwise in connection therewith, except such liability as may arise from the gross negligence or willful misconduct of Escrow Agent. Escrow Agent shall have no tax or other reporting duties with respect to the Escrow Documents or any of the Pledged Collateral that may be delivered to the Escrow Agent, such duties being the responsibility of the party or parties which receive, or have the right to receive, the same.

8.2 Rights. Escrow Agent shall be entitled to rely upon, and shall be fully protected form all liability, loss, cost, damage or expense in acting or omitting to act pursuant to, any instruction, order, judgment, certification, affidavit, demand, notice, opinion, instrument or other writing delivered to it, which the Escrow Agent in good faith believes to be genuine, without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document. Escrow Agent may consult with counsel of its choice (including any member of its firm) and shall not be liable for any action taken or omitted to be taken by Escrow Agent in good faith in accordance with the advice of such counsel. Escrow Agent or any member of its firm shall have the right to act as counsel to Pledgor in any dispute between the parties hereto with respect to any escrowed funds or other dispute between the parties whether or not Escrow Agent remains in possession of the Escrowed Documents and continues to act as Escrowee.

8.3 Disputes. If any dispute arises as to whether Escrow Agent is obligated to deliver escrowed documents or funds or as to whom any escrowed documents or funds are to be delivered, Escrow Agent shall not be required to make any delivery, but in such event Escrow Agent may hold such documents or funds until receipt by Escrow Agent of instructions in writing, signed by all parties which have, or claim to have, an interest therein, directing the disposition of such documents or funds or in the absence of such authorization, Escrow Agent may hold such documents or funds until receipt of a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of such funds. Escrow Agent may require, as a condition to the disposition of such documents or funds, pursuant to written instructions, an indemnification in form and substance satisfactory to Escrow Agent, from each party providing such instructions. If such indemnification is not provided, or if the Escrow Agent is uncertain as to which party or parties are entitled to the documents and/or funds, Escrow Agent may either (I) hold the escrowed documents or funds until receipt of (x) such written instructions and indemnification, or (y) a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of same, or (ii) deposit the documents or funds in the registry of a court of competent jurisdiction; provided, however, that notwithstanding the foregoing, Escrow Agent may, but shall not be required to, institute legal proceedings of any kind.

8.4 Indemnification.. Pledgor and Pledgee each agree to reimburse Escrow Agent on demand for, and to indemnify and hold Escrow Agent harmless against and with respect to, one half of any and all loss, cost, claim, liability, damage or expense of whatever kind or nature (including, without limitation, attorney's fees and costs) that Escrow Agent may suffer or incur in connection with the entering into of this Agreement and performance of its obligations under this Agreement or otherwise in connection therewith, except to the extent such loss, cost, claim, liability, damage or expense arises from the gross negligence or will full misconduct of Escrow Agent.

8.5 Resignation. Escrow Agent and any successor escrow agent may at any time resigns such by delivering the documents and funds held by it to either (I) any successor escrow agent designated by all the parties hereto (other than Escrow Agent) in writing, or (ii) any court having competent jurisdiction. Upon its resignation and delivery of the funds as provided in this paragraph, Escrow Agent shall be discharged of, and from, any and all further obligations arising in connection with the escrow contemplated by this Agreement.

8.6 Modification. Escrow Agent shall not be bound by any modification, cancellation, or rescission of this Agreement unless in writing and signed by Escrow Agent.

9. Miscellaneous.

9.1 Waiver: Amendments. No failure on the part of Pledgee to exercise, and no delay in the exercise of any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder preclude other or further exercise of the same, or the exercise of any other right, power, or remedy provided for herein. No amendment, modification, or waiver of, or consent with respect to any departure from, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Pledgee and the Pledgor, and then any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which the same shall have been given.

9.2 Modifications. Neither this Pledge Agreement nor any provision hereof may be changed, modified, amended, waived, discharged, abandoned or terminated except by an instrument in writing signed by the party against whom enforcement of the change, modification, amendment, waiver, discharge, abandonment or termination is sought.

9.3 Notices. All notices, requests, demands and other communications under this Pledge Agreement shall be in writing and shall be deemed to have been given if personally delivered, delivered by commercial delivery service, or mailed by registered or certified mail, postage prepaid, return receipt requested, as elected by the party providing such notice, addressed as follows:

If to Pledgor:

Iron Holdings Corp.
88-09 103rd Avenue
Ozone Park New York 11417






Attn: Anthony Gurino

With a copy to:

Richard Anslow, Esq.
4255 Route 9 - Suite D
Freehold, New Jersey 07728






If to Pledgee:

JJFN Holdings, Inc.
2500 Military Trial, Suite 220
Boca Raton, Florida 33431

With a copy to:

Samuel G. Weiss, Esq.
30 Main Street
Port Washington, New York 11050

If to Escrow Agent:

Samuel G. Weiss, Esq.
30 Main Street
Port Washington, New York 11050

Notices shall be deemed to have been given upon delivery, or, in the case of certified or registered mail, on the third business day after the date of mailing. Any party hereto may change its address for purposes hereof by written notice to the other parties in the manner provided herein.

9.4 Entire Agreement. This Pledge Agreement, the Note and the Stock Purchase Agreement constitutes the entire agreement between the Pledgor and the Pledgee with respect to the subject matter hereof, and all prior discussions, understandings, arrangements and agreements relating thereto are merged herein.

9.5 Captions. Section captions used in this Pledge Agreement are for the convenience of the parties only, and shall not be deemed to in any way affect or limit the meaning or construction of any of the provisions hereof.

9.6 Governing Law: Venue.

9.6.1 This Pledge Agreement shall be a contract made under and governed by the Laws of the State of New York, without regard to conflict of laws principles.

9.6.2 If any legal proceeding or other legal action arising out of or relating to this Pledge Agreement is commenced, the venue therefore shall be in New York New York. The parties agree that New York New York shall be deemed to be a convenient forum, and that no legal action or proceeding relating to this Pledge Agreement shall be initiated in any other forum. The parties hereby expressly and irrevocably consent and submit to the jurisdiction of the United States District Court for the Southern District of New York and the courts of record of New York, New York in connection with any such legal action or other legal proceeding.

9.7 Successors and Assigns. This Pledge Agreement shall bind and inure to the benefit of the Pledgor and Pledgee and their respective heirs, personal representatives, successors, transferees and assigns; provided, however, that Pledgor and Pledgee shall have no right to transfer or assign any of its rights and obligations under this Pledge Agreement unless expressly agreed in writing by the other, at its sole discretion.

9.8 Non-Recourse. Notwithstanding any other provision in this Pledge Agreement to the contrary, the obligation of the Pledgor to pay the indebtedness evidenced and secured hereby shall not be enforced by any action or proceeding wherein or whereby damages or any money judgment (including any deficiency judgment) shall be sought against the Pledgor and/or any of its officers, directors, shareholders, employees, agents or representatives (hereafter, each a "Party" and collectively the "Parties"). It being expressly understood and agreed by the Pledgee that its sole and exclusive remedy for the default of Pledgor in the payment of the amounts due hereunder or otherwise shall be to effect the remedies provided under this Pledge Agreement. Notwithstanding the foregoing, but only to the extent procedurally required to effect the remedies provided under this Pledge Agreement, a Party may be made a defendant in an action solely to enforce such remedies against the encumbered property and any judgment in such action shall be enforceable against such Party only to the extent of the respective interest of such Party in the encumbered property.

9.9 Modification of Loan Documents. It is expressly understood and agreed that this Pledge Agreement shall remain and continue in full force and effect notwithstanding any modification, amendment, extension, renewal or replacement of the Note.

9.10 Time of Essence. Time is of the essence under this Pledge
Agreement.

9.11 Counterparts: Effectiveness. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original but all when taken together, shall constitute but one and the same agreement.

9.12 Limited Remedies. It is expressly understood and agreed by Pledgee that the limited rights and remedies contained in this Pledge Agreement are the sole rights and remedies available for a default by Pledgor under the Note and are exclusive to all other rights and remedies that may be otherwise available to Pledgor at law, in equity or by statute.

9.13 Other Provisions. This Agreement is the Stock Pledge, Assignment and Security Agreement issued under and referred to in the Note and the Agreement to Purchase Shares and is subject to the provisions of the Note and the Agreement to Purchase Shares.


IN WITNESS WHEREOF, the parties have duly executed and delivered this Pledge Agreement as of the day and year first above written.

PLEDGOR:

IRON HOLDING CORP.
a New York corporation
By: Anthony Gurino
               President

PLEDGEE:

JJFN HOLDINGS INC.
A Delaware Corporation
By: Susan Schlapkohl, President


The Escrow Agent has signed this Agreement for the purpose of acknowledging its rights and obligations hereunder and the receipt of the Escrowed Documents.

ESCROW AGENT:

        Samuel G. Weiss




STATE OF NEW YORK )
SS:
COUNTY OF NASSAU )

On this 8th day of January, 1997, before me personally came Anthony Gurino, personally known to me who, being duly sworn, did depose and say that he is the President of Iron Holdings Corp., the corporation described in and which executed the foregoing instrument, and he acknowledged that he executed the same in his authorized capacity as the President of Iron Holdings Corp.

WITNESS my hand and official seal.


        Commissioner Deeds                      Notary Public
        City of New row No. 4-5123
        Certificate Filed In
        County


STATE OF FLORIDA        )

        COUNTY PALM BEACH               SS:

On this 8th day of January, 1997, before me personally came Susan Schlapkohl, personally known to me who, being duly sworn, did depose and say that she is the President of Iron Holdings Corp., the corporation described in and which executed the foregoing instrument, and he acknowledged that he executed the same in her authorized capacity as the President of Iron Holdings Corp.

WITNESS my hand and official seal.

Joan Kushay
Notary Public
Commission #CC603589
Expires Nov, 2000




INDEMNITY AGREEMENT


AGREEMENT made this day of January, 1997 effective as of October 1, 1996, between ANTHONY GURINO and DENNIS SOMMESSO with an office located at 88 09 103rd Avenue, Ozone Park, New York 11417 (hereinafter referred to as INDEMNITORS. and JJFN HOLDINGS, INC. with its principal office located at 2500 Military Trail, Suite 220, Boca Raton, Florida 33431 (hereinafter referred to as INDEMNITEE.)

1. Indemnification. In consideration of the execution and delivery of the Agreement to Purchase shares of IRON EAGLE CONTRACTING AND MECHANICAL, INC., INDEMNITORS shall indemnify and hold harmless INDEMNITEE from and against any and all liability, loss, claims, damages, costs, demands, attorneys' fees and expenses of whatever kind or notice together with interest therein at the maximum rate allowed by law which INDEMNITEE may sustain as a result of and pursuant to INDEMNITEE'S execution of any General Agreement of Indemnity, Bond, Surety or Guarantee in relation to or in connection with the business of IRON EAGLE CONTRACTING AND MECHANICAL, INC.

2. Termination. This Agreement shall terminate upon the sooner to occur of the following events:

(a) One (1) year from the date hereof; or

(b) The prepayment of a maximum of $500,000 pursuant to the Promissory Note executed the date hereof by IRON HOLDINGS CORP. as Maker in favor of JJFN HOLDINGS CORP. as Payee.

        3. Further Actions. At any time and from time to time, each party agrees, at its or their expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

4. Availability of Equitable Remedies. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, either before or after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

5. Modification. This Agreement and may be modified only by a written instrument duly executed by each party.

6. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section) with a copy to each of the other parties hereto. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section shall be deemed given at the time of receipt thereof.

7. Waiver. Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing .

8. Binding Effect. The provisions of this Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of each Indemnitee and its successors and assigns (if not a natural person) and his assigns, heirs, and personal representatives (if a natural person).

9. No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

10. Separability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

11. Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

12. Counterparts: Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of New York, without giving effect to conflict of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought only in the United States District Court for the Southern District of New York and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise in any such action, suit, or proceeding, any claim that it or he is not subject personally to the jurisdiction of such court, that its or his property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

IN WITNESS WHEREOF, the Parties hereto have this day set their hand and seal.

        JOHANNA STANZIALE       DENNIS SOMMESSO, Indemnitor
        Commissioner of Deeds
        City of New York No. 4-5123
        Certificate filed in                       JJFN HOLDINGS, INC.
        Commission Expires August 22, 1998      SUSAN SCHLAPKOHL, INDEMNITEE





        PROMISSORY NOTE



$1,312,500.00                                   Port Washington, New York
                                                        January 8, 1997


                For value received, Iron Holdings Corp., with its principal office at 88-09 103rd Avenue, Ozone Park, New York 11417, undersigned (the "Maker"), promises to pay JJFN Holdings, Inc., a Delaware Corporation with a principal office located at 2500 Military Trail, Suite 220, Boca Raton, Florida 33431, (the "Payee"), or order, or such other place as may be designated by the Payee, the sum of One Million Three Hundred Twelve Thousand Five Hundred ($1,312,500.00)
dollars to be paid                 together with interest on the terms
and conditions set forth below.  This Note shall have a term of five
(5) years from the date hereof.

                1.      Interest Rate.

                        The entire outstanding principal balance of
this Note shall bear interest at the (i) prime, base or reference rate (the "Prime Rate") announced from time to time, by The Chase Manhattan Bank, N.A. from its principal offices in New York, New York or, in the event the Chase Manhattan Bank, N.A. no longer announces its Prime Rate or is no longer in business, such other nationally recognized money center bank as reasonably selected by Payee and reasonably
approved by Maker,                         plus (ii) one hundred (100)
basis points.

                2.      Interest Payments.

                        A. Except as provided below in paragraph "B", interest shall be paid monthly with the first payment due on August 10, 1997 and the last payment due on January 10, 2002 when the principal amount of this Note is paid in full.

                        B.      Interest for a period of six (6)
months from the date of Closing until July 10, 1997 shall be accrued. Any and all accrued and unpaid interest shall be due and payable in six (6) equal installments commencing August 10, 1997.

        3.      Principal Repayments.

                                Maker shall make payments of the
principal in five (5) equal consecutive annual installments commencing on January 10, 1998 and ending on January 10, 2002.

                4.      Prepayment

                        The principal balance and any unpaid interest, may be prepaid, in whole or in part, by the Maker without premium or penalty, at any time upon twenty (20) days written notice of Maker intention to do so, with respect to each prepayment.

                5.      Mandatory Prepayment.

                        Notwithstanding any other term or provision herein to the contrary, in the event of any initial or subsequent public or private offering of Maker's securities is made during the term hereof, Maker shall be obligated to prepay the outstanding principal balance of the Note as follows:

                (a) Upon the completion of the first offering of securities of the Maker, Maker shall be obligated to prepay the lesser of (i) $500,000 or (ii) the then remaining outstanding unpaid amount of principal and interest on this Note; and

                (b) Upon the completion of a second offering of equity of the securities of the Maker, Maker shall be obligated to prepay the then remaining outstanding unpaid amount of principal and interest on this Note.

                6.      Security and Limited Guaranty.

                        This Note is secured by a certain Stock
Pledge, Assignment and Security Agreement (the "Security Agreement") dated as of the date hereof given by Maker to Holder encumbering certain shares of stock as the sole security for the payment obligation of the Maker under this Note. In the event of Maker's failure to pay all amounts due and payable on the Maturity Date Maker shall have the right to exercise its rights under the Security Agreement, as well as any other remedies allowed under the law. This Note shall be guaranteed by Anthony Gurino and Dennis Sommesso pursuant to the Limited Guaranty attached hereto.

                7. Default. This Note and all other obligations and liabilities of the Maker to the Payee shall become immediately due and payable without notice or demand upon the occurrence of any of the following events: death of any Guarantor; dissolution of Maker or Iron Eagle Contracting and Mechanical Corp.; a default under the Note, Security Agreement, or Limited Guaranty; filing of a voluntary or involuntary petition under any provision of the state or federal
composition,                 extension, wage earner's plan, or
otherwise); application for or the appointment of a receiver; assignment for the benefit of appointment of a committee of creditors or a liquidating agent, or calling of a meeting of creditors; or an offer of composition or extension to creditors.

                8. Acceleration. If the Maker fails to pay this note when due, or to comply with any other provision contained in this Note or in any other collateral instruments delivered to the Payee, or if any representation or warranty by the Maker to the Payee, whether oral or in writing, is materially untrue, or if the Maker shall be in default as defined below, then and in any such event the Payee, at his option, may declare this note and any other obligations of the Payee
to the Maker                 immediately due and payable without
notice or demand.

                9. Remedies. Upon failure to pay this Note when due or declared due, the Payee may repossess and dispose of the collateral referred to in the Security Agreement as provided; and with reference to any other property the Payee may, without demand of performance, advertisement, or notice of intention to sell, or of the time or place of sale, or other notice or demand whatsoever (all of which are hereby waived), sell any part of any property of the Maker
held by it, at public or                 private sale, at such prices
as it may deem best, for cash, upon credit, or for future delivery, with the right of the Payee at any such sale to purchase all or any part of the property, and free from any right or equity of redemption (which right or equity is expressly waived), applying the net proceeds of sale to the payment of this note or to any other obligations and liabilities of the Maker, who shall remain liable for any deficiency with legal interest.

                10. Waiver. Notice of dishonor and protest are hereby waived.

                11. Release and modification. The Payee may renew or extend this note, release any party hereto, or waive or modify any provision hereof, without affecting the obligation of the Guarantors.

                12. Collection. After the expressed or declared maturity of this note, the Borrower shall pay interest on unpaid balances at the maximum allowed legal rate. In the event that the Maker institutes an action upon this Note, or under the security agreement of this date, Payee shall pay, in addition to unpaid principal, interest, and late charges, the expenditures incurred by the Maker, including an attorney's fee of fifteen (15%) percent of the amount then owing.

                13. Maximum Rate. If at any time it is determined that the rate of interest set forth herein exceeds the maximum amount allowed by law, said rate of interest shall be retroactively reduced to the maximum rate allowed by law.

                14. Benefit. This Note shall be binding upon and inure to the benefit of the Borrower, Guarantors, and the Lender and their respective successors and assigns.

                15. Construction. This Note shall be governed by and construed in accordance with the laws of the State of New York.




                                                        IRON HOLDINGS CORP.

                                                By: _________________________
                                                   Anthony Gurino, President


STATE OF NEW YORK       )
                                        SS:
COUNTY OF NASSAU        )

                On this 8th day of January, 1997, before me personally came Anthony Gurino, personally known to me who, being duly sworn, did depose and say that he is the President of Iron Holdings Corp., the Corporation described in and which executed the foregoing instrument, and he acknowledged that he executed the same in his authorized capacity as the President of Iron Holdings Corp.


                Witness my hand and official seal.


                                              ______________________________
                                                        Notary Public




        LIMITED GUARANTY




                LIMITED GUARANTY given by Anthony Gurino, and Dennis Sommesso, each having an office at 88-09 103rd Avenue, Ozone Park, New York 11417, (the "Limited Guarantors"), to induce JJFN Holdings Corp., 2500 Military Trail, Suite 220, Boca Raton, Florida 33431 (the "Payee"), to accept a $1,312,500.00 Promissory Note (hereinafter referred to as the "Promissory Note") or other extensions of credit from Iron Holdings Corp., (hereinafter called the "Maker").

                To induce the Payee to accept the Promissory Note in the sum of $1,312,500.00 to the Maker of even date herewith and in consideration of the foregoing, the Limited Guarantors agree:


                1. Obligation of Limited Guarantors. The Limited Guarantors hereby guarantee solely to the extent of the collateral pledged pursuant to paragraphs "2" hereof the prompt payment, to the Payee, its successors, and assigns, at maturity of every obligation and liability of the Maker to the Payee which may hereafter accrue, whether originally contracted with or otherwise acquired by the Payee.

                2.      Termination.

                        This Limited Guaranty shall terminate and be of no further force and effect upon the first to occur of the following:

                        a)  Payment in full of the Promissory Note; or

                        b) The prepayment of $500,000.00 pursuant to the mandatory prepayment provisions of the Promissory Note.

                3. Collateral. As collateral security for the payment of the obligations created by this guaranty, the Limited
Guarantors hereby pledge the following securities (referred to as the "Pledged Collateral")

                        a)      Anthony Gurino at his option either:

                                a) 75,000 shares of JJFN Services, Inc.; or
                                b) 75,000 shares of Iron Holdings, Inc.

                        b)      Dennis Sommesso at his option either:

                                a) 75,000 shares of JJFN Services, Inc.; or
                                b) 75,000 shares of Iron Holdings, Inc.

The Pledged Collateral shall be held by Samuel G. Weiss as Escrowee pursuant to the Stock Pledge, Assignment and Security Agreement (the "Security Agreement") of even date herewith. However, the Limited Guarantors shall continue to have all voting and divided rights in the Pledged Collateral until such time as there is an uncured event of default on the Promissory Note.

                4. Realization on Security. Upon the happening of any of the events enumerated in paragraph 7 the Payee may, in addition to its rights and remedies under the Uniform Commercial Code as in force in the State of New York on the date hereof, forthwith appropriate, collect, and realize upon any and or all property held by it as collateral hereunder, and may sell, deliver, or make any agreement in respect of such property, any such sale or sales to be public or private, at such prices and on such terms as it may deem best; and the Payee shall have the right to purchase any or all of such property. The Payee may apply the proceeds of any such sale or other transaction, in its proper order of priority, to the payment in such order as the Payee may elect of any one or more of its claims against the Maker or Limited Guarantors.

                5. Character of Obligation. This Limited Guaranty is an absolute, continuing, and unlimited guaranty of payment, and not of collection, without regard to the regularity, validity, or enforceability of any liability or obligation of the Maker; and the Payee shall not be obliged to proceed first against the Maker or any other person, firm, or corporation, or against any collateral held by the Payee.

                6. Consent to Lender's Acts. The Limited Guarantors consent that, without notice to the Limited Guarantors, and without the necessity for any additional indorsement, consent, or guaranty by the Limited Guarantors, the liability of the Maker may, from time to time, be renewed, extended, modified, compromised, or released by the Payee, and any collateral security for this guaranty may be exchanged,
sold, or surrendered by the Payee, and any                 balances to
the credit of the Maker may be surrendered by the Payee, all without impairing or affecting in any way the liability of the Limited Guarantors hereunder.

                7. Waiver. The Limited Guarantors waive notice of acceptance of this guaranty, and further waives protest, presentment, demand for payment, notice of default or nonpayment, and notice of dishonor. The Limited Guarantors acknowledges that it is Limited Guarantors responsibility to be informed of the financial condition of the Maker, and the Payee has no duty to advise the Limited Guarantors of any information known to it in that regard.

                8. Liability or Default. All liability of the Limited Guarantors to the Payee shall mature immediately, without notice or demand, and become due and payable forthwith upon the occurrence of any of the following acts or events by or with respect to the Limited Guarantors or any one or more of the Makers: (a) an uncured default on any liability or obligation to the Payee; (b) dissolution, in case of the Maker; (c) insolvency or inability to
meet                 obligations as they become due; (d) filing of a
petition for relief in bankruptcy; (e) sale of merchandise in bulk,
(f) any false representation to the Payee for the purpose of obtaining credit or any extension of credit; (g) entry of any judgment, or issuance of an injunction or a warrant of attachment or execution in an amount exceeding $20,000.

                9. Construction. This guaranty shall not be governed by and construed in accordance with the laws of the State of New York.

                10. Benefit. This agreement shall inure to the benefit of the Payee, its successors, subsidiaries, correspondents, and assigns, shall apply to the Maker, and any successors or assigns, and shall be binding upon the Limited Guarantors, successors, and assigns.

                11.     Limitation on Liability.        The liability
of the Limited Guarantors pursuant to this guaranty shall be and is strictly limited to the pledged Collateral and Payee shall have no recourse against any other assets of the Limited Guarantors nor shall the Payee seek to recover any addition sums of money from the Limited Guarantors.

        IN WITNESS WHEREOF the Guarantors have signed this guaranty on January 8, 1997.



                                    ____________________________________
                                                ANTHONY GURINO


                                    ____________________________________
                                                DENNIS SOMMESSO

STATE OF NEW YORK       )
                                SS:
COUNTY OF NASSAU        )

                On January 8, 1997, before me personally came ANTHONY GURINO to me known, and known to me to be the individual described in, and who executed the foregoing document, and duly acknowledged to me that he executed the same.

                                        ___________________________________
                                                        Notary Public



STATE OF NEW YORK       )
                                SS:
COUNTY OF NASSAU        )

                On January 8, 1997, before me personally came DENNIS SOMMESSO to me known, and known to me to be the individual described in, and who executed the foregoing document, and duly acknowledged to me that he executed the same.




                                      _____________________________________
                                                        Notary Public




AGREEMENTS TO PURCHASE SHARES
OF
IRON EAGLE CONTRACTING & MECHANICAL, INC.

AGREEMENT made this 8TH day of January, 1997, effective as of October 1, 1996 by and between IRON HOLDINGS CORP., a New York Corporation, with its principal place of business located at 88 09 103 RD Avenue, Ozone Park, New York 11417, (hereinafter referred to as Purchaser), and JJFN HOLDINGS, INC., a Delaware Corporation, with a principal office located at 2500 Military Trail, Suite 220, Boca Raton, Florida 33431, (hereinafter referred to as resellers).


WITNESSETH:

WHEREAS, Seller is, as of the date of this Agreement the sole shareholder of IRON EAGLE CONTRACTING & MECHANICAL, INC. (hereinafter referred to as the Corporation.); and

WHEREAS, Purchaser wishes to acquire all of the shares that Seller owns in the Corporation (the Shares.).

NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the parties hereby agree as follows:

1. PURCHASE OF SHARES.

1.1 Purchase. Subject to the terms and conditions set forth herein, the Seller agrees to sell his shares and the Purchaser agrees to purchase the Shares for the purchase price and on the terms set forth in Section 1.2 below.

1.2 Purchase Price. The aggregate purchase price (the Purchase Prices to be paid for the Shares) shall be One Million Three Hundred Twelve Thousand Five Hundred ($1,312,500.00) Dollars which shall be and paid at Closing by the execution and delivery of a promissory note (the denotes) in the form and on the terms set forth in Exhibit CAT attached hereto, made by Purchaser to the order of Seller in the full amount of the purchase price.

1.3 Security. As security for the Note, Purchaser shall provide to Seller a pledge and collateral assignment of all of the shares on the terms set forth in the Stock Pledge, Assignment and Security Agreement attached hereto as Exhibit EBB. The Note shall also be guaranteed pursuant to the limited Guarantee attached hereto as Exhibit Icy, which Limited Guarantee shall -be secured by a pledge of two hundred fifty thousand (250,000) shares of JJFN SERVICES, INC. and all of the shares of the Purchaser.

2. REPRESENTATIONS AND  WARRANTIES OF SELLER.

In order to induce the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereunder, the Seller hereby makes the following representations and warranties, each of which shall be deemed to be independently material and relied upon by the
Purchaser:

2.1 Organization of the Corporation. The Corporation is duly organized, validly existing and in good standing under the laws of the State of New York, and has full power and authority and licenses to conduct its business in the manner now conducted, and to own its properties in the manner and in the places where such properties are presently located.

2.2 Capitalization. Seller is the sole Shareholder of the Corporation. Seller owns and holds its shares in the Corporation beneficially and of record free and clear of any claims, restrictions, liens, pledges and encumbrances of any kind. The Corporation and Seller have no obligation, contingent or otherwise, to sell purchase, redeem or otherwise acquire or dispose of any Shares of the Corporation or to make any distribution in respect thereof.

2.3 Authority. The Corporation and the Seller have full legal right, power and authority to execute and deliver this Agreement and to consummate all of the transactions contemplated herein. This Agreement constitutes the authorized, valid and legally binding obligation of the Corporation and the Seller and is enforceable in accordance with its terms. No consent, approval, authorization or order of any court or governmental agency or body or union or other body is required by the Seller and/or the Corporation to consummate the transactions contemplated herein.

3.     REPRESENTATIONS AND WARRANTIES OF PURCHASER

 Purchaser represents and warrants to the Seller as follows:

3.1 Organize The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and his full corporate power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted.

3.2 Authority. The Purchaser has full legal right, power and authority to enter into this Agreement and to consummate all of the transactions contemplated hereby. This Agreement constitutes the authorized, valid and legally binding obligations of the Purchaser enforceable in accordance with its terms. Neither the execution by the Purchaser of this Agreement nor the consummation of the transactions contemplated herein conflicts or will conflict with, or results or will result in a breach of, or constitutes or will constitute a default under, any provision of any note, indenture, mortgage or any other material agreement, document or instrument to which the Purchaser is a party or by which the Purchaser or any of its properties is bound, or result in the violation of any law, statute, ordinance, rule, regulation, order, writ, injunction, decree or award of any court or governmental authority or body having jurisdiction over the Purchaser.

3.3 Purchaser and its Shareholders are fully familiar with the business operations and financial circumstances of the Corporation, and the Corporation is being acquired due to and as a result of such knowledge and not as a result of any representation or warranty made by the Seller. Purchaser's shareholder's have been operating the business of the Corporation since its inception.

4. CONDUCT AND TRANSACTIONS PRIOR TO THE CLOSING DATE.

Prior to the Closing Date, except as otherwise consented to or approved by the Purchaser in writing, the Corporation shall, operate its business diligently and only in the usual, ordinary and customary manner, and shall not enter into any material contract or Agreement.

5. CONDITIONS PRECEDENT TO OBLIGATION OF THE PURCHASER.

The obligations of the Purchaser under this Agreement, including the obligation of the Purchaser to purchase the Shares, are subject to the fulfillment of each of the following conditions at or prior to the Closing Date, any of which may be waived by the Purchaser:

5.1 Accuracy of Representations and Warranties. The representations and warranties of the Seller contained in this agreement shall be true on and as of the Closing Date, in all material respects, with the same effect as though made on and as of the Closing Date.

5.2 performance of Agreements. The Corporation and the Seller shall have performed or caused to be performed all obligations and agreements and complied or caused to be complied with all covenants and conditions contained in this Agreement to be performed or complied with by such party on or prior to the Closing Date.

5.3 Consents. The Seller shall have delivered to the Purchaser all consents or approvals of any governmental authority and any other party whose consent is required in connection with the execution, delivery or performance of the transactions contemplated by this Agreement.

5.4 Additional Documents and Acts. The Corporation and the Seller shall have delivered or caused to be delivered all other documents and done or caused to be done all other acts or things reasonably requested by the Purchaser to evidence compliance with the conditions set form in this Section.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER.

The obligations of the Seller under this Agreement, including the obligation to sell the shares, are subject to the fulfillment of the following conditions at or prior to the Closing Date, any of which may be waived by the Seder.

6.1 Accuracy of Representations and Warranties.

The representations and warranties of the Purchaser contained in this Agreement shall be true on and as of the Closing Date, in all material respects, with the same effect as though made on and as of the Closing Date.

6.2 Performance of Agreements. Purchaser shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed or complied with by such party on or prior to the Closing Date, and shad deliver to the Purchaser the shares, endorsed in blank, as well as all corporate books and records in Seller's possession.

6.3 payment. - Purchaser shall at Closing deliver the Note for the purchase price.

6.4 Additional Documents and Acts. The Purchaser shall have delivered or caused to be delivered an other documents and done or caused to be done an other acts or things reasonably requested by the Seller to evidence compliance with the conditions set forth in this Section 6.

7. COVENANTS OF SELLER POST CT CLOSING

7.1 Bonding As a condition precedent to the execution and delivery of this Agreement and the consummation of the Closing contemplated hereby, subject only to Purchaser's execution and delivery of the Indemnity Agreement attached hereto as Exhibit D. Seller hereby irrevocably and unconditionally agrees to continue in full force and effect any and an indemnities and/or financial assurances (whether blanket indemnitee and/or assurances or otherwise) heretofore provided by Seller to Star Insurance Company (distal) in connection with bid bonds and payment and performance bonds issued by Star on behalf of the Corporation in the pursuit and performance of certain construction contracts of the Corporation. Seller further hereby irrevocably and unconditionally agrees to continue to provide, from time to time as and when needed, such additional indemnities and/or financial assurance as requested by Star, and/or any other reputable and licensed bonding company that may offer to issue bid bonds and/or payment and performance bonds on behalf of the company, for construction contract work hereafter awarded to the Company. This provision shall survive the Closing of the transaction contemplated in this Agreement until the first month anniversary of the actual date of Closing.

8. COVENANT OF PURCHASE.

As a condition to Seller's continuing provision of the indemnity described in Section 7.1 hereof, Purchaser shall cause Mr. Anthony Gurino and Mr. Dennis Sommesso (Indemnitors") to execute and deliver to Seller an indemnity agreement (the Indemnity Agreements) wherein the Indemnitors shall agree (i) to the best of their ability, to complete all work under any contract covered by a payment or performance bond to which Seller shall be obligated, and (ii) to indemnify Seller in the event of any loss incurred by the failure of the Indemnitors to complete the work as set forth above. A copy of the Indemnity Agreement is attached hereto as Exhibit D.

9. TERMINATION.
        Either party may terminate this Agreement if a Closing does not occur by January 8, 1997.

10. CLOSING.

The closing of the purchase and sale of the Shares (the "Closing") shall be held at the offices of Samuel G. Weiss 30 Main Street, Port Washington, New York 11050 before January 8, 1997, at 10:00 A.M. (the "Closing Date"), on a business day designated by the Purchaser on not less than three (3) days prior written notice to the Seller.

11. FURTHER ASSURANCES.

The Purchaser and the Seller agree to execute and deliver to each other such further documents or instruments and to take all such actions as may be reasonable and necessary in furtherance of the-performance of the terms, covenants and conditions of this Agreement. The provisions of this Section 10 shall survive the Closing.

12. COST AND EXPENSES..

The parties hereto shall bear their own costs and expenses in connection with this Agreement and the transactions contemplated hereby.

13. MISCELLANEOUS.

The parties agree to vote their shares in the Corporation in such a manner as to approve the transaction contemplated by this Agreement.

13.1 Benefits This Agreement shall be binding upon and/or to the benefits of the PARTIES hereto, and their respective heirs, executors, administrators, successors and assigns.

13.2 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any alleged breach thereof, shall be settled by arbitration before or in accordance with the Rules and Regulations then obtaining of the American Arbitration Association and judgment may be entered upon such award thereof.

13.3 Governing Law. All matters relating to this Agreement shall be governed, construed and controlled by and under the laws of the State of New York.

13.4 Notices. All notices, demands, requests and other communications required to be sent pursuant to this Agreement shall be either hand-delivered, mailed by registered or certified mail return receipt requested, sent by overnight carrier, or telecopier delivery, notice shall be deemed given upon receipt; in the event of overnight delivery, notice shad be deemed to have been received on the day following the day the notice is delivered to the overnight carrier. Notices shall be sent to the parties at the respective addresses set forth below:

                (a)     If to Purchaser:

Iron Holdings Corp.
88-09 103rd Avenue
Ozone Park, New York 11417
Attn: Anthony Gurino

                (b)     If to Seller:

JJFN Holdings, Inc. 2500 Military Trail, Suite 220 Boca Raton, Florida 33431 Attn: President and

        (c)     If to the Corporation:

Iron Eagle Contracting and Mechanical, Inc.
88-09 103rd Avenue
Ozone Park, New York
Attn: President

        13.5 No Amendments. No amendment or modification of this Agreement shall be effective unless evidenced by writing signed by all of the parties hereto.

13.6 Counterparts This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and such instrument for recital purposes shall be deemed to have been made, executed, and delivered on the date hereof, regardless of the actual time or ties when the same or any counterparts thereof may be made, executed and delivered.

13.7 Exhibits All exhibits hereto are hereby incorporated by reference and shall be binding upon both parties and the Corporation.

13.8 Captions. The captions of the various sections and subsections hereof and on the Exhibits and subsections hereof and on the Exhibits and Schedules hereto are for convenience of reference only, and shall not affect the meaning of construction of any provisions hereof or of any such Exhibits on Schedules.

13.9 third Party Beneficiaries.. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and permitted assigns. Nothing contained herein is intended to relieve or discharge the obligation or liability of any third persons, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

13.10 Severability; Construction. In the event any provision hereof shall be deemed severable therefrom and shall remain in full force and effect. Words and phrases defined in the plural shall also be used in the singular and vice versa and shall be construed in the plural or singular as appropriate and apparent in the context used herein.

13.11 No Interpretation Against Drafter. This Agreement is the product of negotiations between the parties hereto represented by counsel and any rules of construction relating to interpretation against the drafter of an agreement shall not apply hereto.







IN WITNESS WHEREOF, the parses hereto have set their hands and caused this Agreement to be duly authorized and executed on the day and year first above written.

JJFN HOLDINGS, INC.

                        By
                        Susan Schlapkohl , President


                JOHANNA STANZIALE
                Commission of Deeds                    IRON HOLDINGS CORP.
                City of New York No. 4-5123            By:
                Certificate Filed In County          Anthony Gurino, President
                Commission Expires August 22, 1998